UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

FALCONSTOR SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23970	77-0216135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Huntington Quadrangle, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 631-777-5188

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On Wednesday, May 28, 2014, FalconStor Software, Inc. (the “Company”) held its annual meeting of stockholders for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2014.  As of the Record Date of April 4, 2014, there were 48,031,737 shares of Common Stock $.001 par value (the “Common Stock”) outstanding and entitled to notice of and to vote at the annual meeting as well as an additional 7,317,073 shares that could vote pursuant to the terms of the Company’s outstanding Series A Convertible Preferred Stock.  The final voting for the matters submitted to a vote of stockholders is as follows:

Management Proposals:

Proposal No. 1 — Election of Directors

At the annual meeting, stockholders voted for the election of two Directors for a three-year term or until their successors are elected and qualified.  Both of the Company’s nominees for Director received the requisite plurality of the votes cast by the holders of shares present at the meeting in person or by proxy and entitled to vote thereon, and, accordingly, were elected to the Board of Directors for three-year terms and until their successors are duly elected and qualified.  The number of votes cast for and withheld from each nominee is set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven R. Fischer	26,268,829	864,301	13,063,431
Eli Oxenhorn	25,932,907	1,200,223	13,063,431

Proposal No. 2 — Advisory Vote on Executive Compensation

The proposal relating to an advisory vote on a non-binding resolution to approve the compensation of the Company’s named executive officers was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,847,964	295,082	1,990,084	13,063,431

Proposal No. 3 — Share Issuance

The proposal to consider the potential issuance of more than 19.99% of the Company’s issued and outstanding Common Stock was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,543,074	561,538	28,518	13,063,431

Proposal No. 4 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of KPMG LLP as the Company’s independent registered public accountants for the current fiscal year ending December 31, 2014 was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
39,393,329	698,806	104,426	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2014	FALCONSTOR SOFTWARE, INC.

	By:	/s/ Louis J. Petrucelly
		Name:	Louis J. Petrucelly
		Title:	Executive Vice President, and Chief Financial Officer